Exhibit 10.5

SECOND AMENDMENT

TO THE

AMENDED AND RESTATED FRACTION IV-1 PASTE SUPPLY AGREEMENT

This Second Amendment to the Amended and Restated Fraction IV-1 Paste Supply Agreement (“Second Amendment”) effective this 22nd day of June, 2011 (“Effective Date”), by and between Baxter Healthcare Corporation having a place of business at One Baxter Way, Westlake Village, California 91361 (hereinafter “BAXTER”), and Kamada Ltd., having a place of business at Science Park, Kiryat Weizmann, 7 Sapir St., Ness-Ziona, 74036, Israel (hereinafter “KAMADA”). BAXTER and KAMADA shall collectively be referred to as the “Parties”.

RECITALS

WHEREAS, the Parties entered into an Amended and Restated Fraction IV-1 Paste Supply Agreement (“Agreement”) effective August 23, 2010; and a First Amendment to the Amended and Restated Fraction IV-1 Paste Supply Agreement dated May 10, 2011; and

WHEREAS, the Parties desire to enter into a Second Agreement of the Agreement in order to extend the term for an additional [*****] period for the supply of [*****] of Paste to Kamada at no charge pursuant to Sections 2(a) and 2(b) of Exhibit C of the Agreement.

Now therefore, it is hereby agreed as follows:

1.	Section 2(a) of Exhibit C shall be deleted in its entirety and shall be replaced with the following paragraph and incorporated herein by reference to this Second Amendment.

“An aggregate amount of up to [*****] kilograms of paste provided to Kamada at no charge during the consecutive [*****] month period following the Effective Date (i.e. expiring on the [*****] anniversary of the Effective Date).”

2.	Section 2(b) of Exhibit C shall be deleted in its entirety and shall be replaced with the following paragraph and incorporated herein by reference to this Second Amendment.

“Any quantities of Paste provided by Baxter to Kamada (A) after Kamada has ordered an aggregate amount of [*****] kilograms of Paste during the [*****] month period after the Effective Date or (B) after the [*****] year anniversary of the Effective Date, shall be at a price to be determined by Baxter in its sole discretion (the “Paste Price”); provided, however, that the price shall not exceed [*****] per kilogram (subject to adjustment as set forth in Section 2(d) of this Exhibit C.”

[*****] Confidential portions of this document have been redacted and filed separately with the Securities and Exchange Commission.

3.	Except as specifically modified herein, all other terms and conditions of the Agreement and Exhibits shall remain in full force and effect and are hereby affirmed, confirmed and ratified.

IN WITNESS WHEREOF, the Parties have caused this Second Amendment to be executed by their duly authorized representatives.

BAXTER HEALTHCARE CORPORATION		KAMADA LTD.

By:	/s/ Ludwig Hantson	By:	/s/ David Tsur
Name: Ludwig Hantson		Name: David Tsur
Title: CVP, President – Bioscience		Title: Chief Executive Officer
Date:	7/5/11	Date:	6/27/2011

		By:	/s/ Eyal Leibovitz
Name: Eyal Leibovitz
Title: Chief Financial Officer
		Date:	6/27/2011